EXHIBIT 23.2
                                                     ------------

                  Independent Auditors' Consent
                  -----------------------------


The Board of Directors
   Adams Golf, Inc. and subsidiaries



We consent to the use of our report incorporated herein by reference.


/s/  KPMG LLP


Dallas, Texas
May 27, 1999